UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 18, 2007
Date of Report (Date of earliest event reported)
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MOLEX INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	0-7491 (Commission File Number)	36-2369491 (IRS Employer Identification No.)
2222 Wellington Court, Lisle, Illinois 60532
(Address and zip code of principal executive offices)
(630) 969-4550
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Slides

Item 2.02 Results of Operations and Financial Condition.
     On October 18, 2007, Molex Incorporated issued a press release announcing its results of operations for the first quarter ended September 30, 2007, and held a web cast and a conference call to discuss earnings and current market conditions. A copy of the press release is being furnished as Exhibit 99.1, and a copy of the slides presented at the web cast and discussed in the conference call is being furnished as Exhibit 99.2 hereto and incorporated herein by reference.
     The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

Exhibit 99.1 Press release of Molex Incorporated dated October 18, 2007

Exhibit 99.2 Slides of Molex Incorporated dated October 18, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2007	MOLEX INCORPORATED
	By:	/s/ Ana G. Rodriguez
Ana G. Rodriguez
Vice President, Co-General Counsel & Secretary

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of Molex Incorporated dated October 18, 2007

Exhibit 99.2	Slides of Molex Incorporated dated October 18, 2007

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